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                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) March 19, 1998



                        CONAM REALTY PENSION INVESTORS
                               formerly known as
                     HUTTON/CONAM REALTY PENSION INVESTORS
             (Exact name of registrant as specified in its charter)


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
     New York                       0-13330                11-2673854
STATE OR OTHER JURISDICTION        COMMISSION             IRS EMPLOYER
      OF INCORPORATION             FILE NUMBER          IDENTIFICATION NO.


1764 San Diego Avenue
San Diego, CA  92110 Attn: Robert J. Svatos                 92110-1906
ADDRESS OF PRINCIPAL EXECUTIVE OFFICES                        ZIP CODE


Registrant's telephone number, including area code (619) 297-6771

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ITEM 5. SIGNIFICANT EVENT - REPAYMENT OF MORTGAGE LOAN AND INTEREST RECEIVABLE

On March 19, 1998 the Registrant received, $5,673,011 final payment in full of its mortgage loan and interest receivable, from Southridge Partners I, a New York limited partnership. This payment included all principal ($5,200,650) and interest ($472,361) due in accordance with the loan modification agreement.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CONAM PROPERTY SERVICES III LTD
                            General Partner of ConAm Realty Pension Investors

                            BY: CONTINENTAL AMERICAN DEVELOPMENT, INC.
                                GENERAL PARTNER


Date:  April 6, 1998        BY: /s/ DANIEL J. EPSTEIN
                                -------------------------------
                                    Daniel J. Epstein
                                    Director, President, and
                                    Principal Executive Officer


Date:  April 6, 1998        BY: /s/ ROBERT J. SVATOS
                                    ---------------------------
                                    Robert J. Svatos
                                    Chief Financial Officer